Noncontrolling Interest	12 Months Ended
Dec. 31, 2017
Noncontrolling Interest [Abstract]
Noncontrolling Interest
NONCONTROLLING INTEREST
On December 16, 2014, transmission assets totalling $526 million were transferred from Hydro One Networks to B2M LP. This was financed by 60% debt ($316 million) and 40% equity ($210 million). On December 17, 2014, the Saugeen Ojibway Nation (SON) acquired a 34.2% equity interest in B2M LP for consideration of $72 million, representing the fair value of the equity interest acquired. The SON’s initial investment in B2M LP consists of $50 million of Class A units and $22 million of Class B units.
The Class B units have a mandatory put option which requires that upon the occurrence of an enforcement event (i.e. an event of default such as a debt default by the SON or insolvency event), Hydro One purchase the Class B units of B2M LP for net book value on the redemption date. The noncontrolling interest relating to the Class B units is classified on the Consolidated Balance Sheet as temporary equity because the redemption feature is outside the control of the Company. The balance of the noncontrolling interest is classified within equity.
The following tables show the movements in noncontrolling interest during the years ended December 31, 2017 and 2016:

Year ended December 31, 2017 (millions of dollars)	Temporary Equity	Equity	Total
Noncontrolling interest – beginning	22	50	72
Distributions to noncontrolling interest	(2)	(4)	(6)
Net income attributable to noncontrolling interest	2	4	6
Noncontrolling interest – ending	22	50	72

Year ended December 31, 2016 (millions of dollars)	Temporary Equity	Equity	Total
Noncontrolling interest – beginning	23	52	75
Distributions to noncontrolling interest	(3)	(6)	(9)
Net income attributable to noncontrolling interest	2	4	6
Noncontrolling interest – ending	22	50	72